SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549


                                    FORM 8-K
                                    ---------
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                   March 26, 1998

        ---------------------------------------------------------------
                Date of Report (Date of earliest event reported)



                             POINT WEST CAPITAL CORPORATION
        ================================================================
             (Exact name of registrant as specified in its charter)



Delaware                       0-27736                        94-3165263
---------------               ---------------                -----------
(State of other               (Commission                    (IRS Employer
jurisdiction of               File Number)                   Identification
incorporation)                                               No.)


           1700 Montgomery Street, Suite 250, San Francisco, CA 94111
    -----------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (415)394-9467


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Item 5.  Other Events.
======================

                  On March 26, 1998, The Company issued a press release announcing 1997 earnings. The press release is filed herewith as exhibit 99.1.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
============================================================================
(c)      Exhibits

                  99.1       Text of Press Release dated March 26, 1998.

                                   SIGNATURES
                                   ==========

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     Point West Capital
                                                     Corporation
                                                     ======================

                                                     By /s/Alan B. Perper
                                                     -------------------------
                                                     Alan B. Perper
                                                     President

Date:  April 1, 1998

                                  EXHIBIT INDEX
                                  =============

====================== ================================ =======================
Exhibit Number          Document Description             Sequential
                                                         Page Number
==============          =====================            ============

====================== ================================ =======================
    99.1                Text of Press Release dated
                        March 26, 1998.                        1
====================== ================================ =======================
====================== ================================ =======================